UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2023, Guardion Health Sciences, Inc. (the “Company”) entered into a Bonus Agreement with its Chief Commercial Officer, Craig Sheehan (the “2023 Bonus Agreement”). Pursuant to the 2023 Bonus Agreement, Mr. Sheehan will be eligible to receive a bonus of up to $200,000 during 2023 (the “2023 Bonus”). Mr. Sheehan will be paid the first tranche of the 2023 Bonus in the amount of $50,000 on July 15, 2023 and will be paid the remaining portion of the 2023 Bonus on the earlier of December 31, 2023 or within thirty (30) days following the closing date of a change in control of the Company, or a sale of the Company’s Viactiv brand and/or Activ Nutritional, LLC, a wholly-owned subsidiary of the Company, provided, in each case, that he (i) remains employed as a full-time employee of the Company and in good standing through the applicable payment (unless the Company terminates his employment without cause prior to such date), and (ii) has satisfied all of the terms of the 2023 Bonus Agreement and his employment agreement with the Company dated June 1, 2021.

The foregoing description of the 2023 Bonus Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the 2023 Bonus Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1+	Bonus Agreement by and between the Company and Craig Sheehan dated June 1, 2023
104	Cover Page Interactive Data File (embedded within the XBRL document)

+ Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: June 5, 2023
	By:	/s/ Bret Scholtes
	Name:	Bret Scholtes
	Title:	President and Chief Executive Officer

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